MAINSTAY FUNDS TRUST

MainStay Emerging Markets Opportunities Fund

Supplement dated December 16, 2016 (“Supplement”) to the
Summary Prospectus and Prospectus dated February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At meetings held on December 12-14, 2016, the Board of Trustees of MainStay Funds Trust approved certain changes to the MainStay Emerging Markets Opportunities Fund (the “Fund”).

Accordingly, effective February 28, 2017, the following changes will occur:

1.	The name of the Fund will become MainStay Emerging Markets Equity Fund.

2.	The Fund’s management fee will decrease from 1.10% on all asset levels to 1.05% on assets up to $1 billion and 1.025% on assets over $1 billion.

3.	The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus with respect to the Fund will be deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities issued by entities in, or tied economically to, emerging markets. The Fund may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Fund may also invest in exchange-traded funds to obtain this exposure or for other investment purposes.

Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and such other factors as deemed by the Subadvisor to be appropriate.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets.

At times, the Fund might increase the relative exposure of investments in a particular region or country. The Fund may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents. The Fund may also invest in American Depositary Receipts.

The Fund may invest in futures.

Investment Process: Using an objective, disciplined and broadly-applied process, Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor, selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor seeks to construct a broadly-diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor regularly evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund overweights, relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight securities that it believes are likely to underperform.

The Fund may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

4.	The “Principal Risks” section of the Summary Prospectus and Prospectus with respect to the Fund will be revised as follows:

a.	The risk entitled “Short Selling Risk” will be removed; and

b.	The risk entitled “Regulatory Risk” will be deleted in its entirety and replaced with the following:

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of the regulations remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY FUNDS TRUST

MainStay High Yield Municipal Bond Fund

(the “Fund”)

Supplement dated December 16, 2016 (“Supplement”)

to the Summary Prospectus and Prospectus, each dated February 29, 2016

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the third paragraph in the section entitled, “Principal Investment Strategies” is replaced with the following:

Although the Fund may invest in municipal bonds in any rating category, MacKay Shields LLC, the Fund's Subadvisor, intends to invest at least 65% of the Fund's net assets in medium- to low-quality bonds as rated by an independent rating agency (such as bonds rated BBB+ or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa1 or lower by Moody's Investors Service, Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P, Fitch or Moody's), or if unrated, judged to be of comparable quality by the Subadvisor ("distressed securities"). Some obligations rated below investment grade are commonly referred to as "junk bonds." It is possible that the Fund could invest up to 100% of its net assets in these securities. However, the Fund reserves the right to invest less than 65% of its net assets in medium to low-quality bonds if the Subadvisor determines that there is insufficient supply of such obligations available that are appropriate for investment or for temporary defensive measures. The Fund will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY FUNDS TRUST

MainStay Emerging Markets Opportunities Fund

Supplement dated December 16, 2016 (“Supplement”) to the
Statement of Additional Information dated February 29, 2016, as amended September 22, 2016 (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective February 28, 2017, the Fund’s name will become MainStay Emerging Markets Equity Fund. In addition, the subadvisory fee for the Fund will be reduced from 0.55% on all asset levels to 0.525% on assets up to $1 billion and 0.5125% on assets over $1 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.